FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         February 13, 2006

For Further Information Contact:
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS EARNINGS FOR 2005

Burlington, New Jersey, (February 13, 2006) - FMS Financial Corporation, (NASDAQ
Symbol: "FMCO") today reported income of $6,718,232 or $1.03 diluted earnings per share for the year ended December 31, 2005 compared to $8,768,229 or $1.34 diluted earnings per share for the same period in 2004.

Net interest income after provision for loan losses decreased to $35.9 million in 2005 compared to $37.0 million in 2004. Total interest income increased to $57.8 million in 2005 from $55.8 million in 2004. Total interest expense increased to $21.5 million in 2005 from $18.4 million in 2004.

Total assets were $1.2 billion and deposits totaled $947.1 million at December 31, 2005. Non-performing loans at December 31, 2005 amounted to $2.0 million or 0.44% of total loans. The allowance for loan losses was $5.1 million at December 31, 2005 or 259% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank, which operates forty-two banking offices in Burlington, Camden and Mercer Counties, New Jersey.

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
---------------------------------------------------------------------------------------------------------------------

December 31,                                                                              2005               2004
---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                             $    54,544,693    $    46,435,050
     Interest-bearing deposits                                                              27,874             30,950
     Short-term funds                                                                   39,268,382         64,111,356
                                                                                   ---------------    ---------------
         Total cash and cash equivalents                                                93,840,949        110,577,356
     Investment securities held to maturity                                            275,340,435        254,833,749
     Investment securities available for sale                                          155,632,095        141,999,280
     Loans, net                                                                        442,571,357        418,798,633
     Mortgage-backed securities held to maturity                                       208,195,874        269,221,897
     Accrued interest receivable                                                         6,224,371          6,322,107
     Federal Home Loan Bank stock                                                        8,248,420         10,250,120
     Office properties and equipment, net                                               34,801,087         30,747,227
     Deferred income taxes                                                               2,607,641          2,150,442
     Core deposit intangible                                                             1,875,822          2,592,030
     Prepaid expenses and other assets                                                   1,440,857          1,950,913
     FMS Statutory Trust 1 issue costs, net                                                484,467            562,311
                                                                                   ---------------    ---------------
TOTAL ASSETS                                                                       $ 1,231,263,375    $ 1,250,006,065
                                                                                   ===============    ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------
Liabilities:
     Interest-bearing deposits                                                     $   759,991,442    $   765,459,098
     Noninterest-bearing deposits                                                      187,075,982        176,047,722
                                                                                   ---------------    ---------------
        Total deposits                                                                 947,067,424        941,506,820
     Securities sold under agreements to repurchase                                    175,000,000        195,000,000
     Advances from the Federal Home Loan Bank                                                    0         10,000,000
     FMS Statutory Trust 1 debentures                                                   25,774,000         25,774,000
     Advances by borrowers for taxes and insurance                                       2,132,320          2,200,357
     Accrued interest payable                                                            1,378,353          1,246,661
     Dividends payable                                                                     195,486            195,029
     Other liabilities                                                                   4,633,516          3,746,579
                                                                                   ---------------    ---------------
     Total liabilities                                                               1,156,181,099      1,179,669,446
                                                                                   ---------------    ---------------
Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares authorized; none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 8,006,392 and 7,991,292 and shares outstanding 6,515,110
         and 6,502,110 as of December 31, 2005 and 2004, respectively                      800,639            799,129
     Paid-in capital in excess of par                                                    8,767,381          8,555,506
     Accumulated comprehensive income - net of deferred income taxes                    (1,099,630)           270,784
     Retained earnings                                                                  77,583,683         71,646,199
     Less:  Treasury stock (1,491,282 and 1,489,182 shares, at cost, as of
         December 31, 2005 and 2004 respectively)                                      (10,969,797)       (10,934,999)
                                                                                   ---------------    ---------------
Total stockholders' equity                                                              75,082,276         70,336,619
                                                                                   ---------------    ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 1,231,263,375    $ 1,250,006,065
                                                                                   ===============    ===============

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------

Years Ended December 31,                                          2005            2004            2003
---------------------------------------------------------------------------------------------------------
INTEREST  INCOME:
Interest income on:
    Loans                                                    $ 25,847,280    $ 24,576,705    $ 24,362,749
    Mortgage-backed securities                                 14,629,526      17,388,728      16,805,015
    Investments                                                17,370,287      13,796,220       9,646,233
                                                             ------------    ------------    ------------
Total interest income                                          57,847,093      55,761,653      50,813,997
                                                             ------------    ------------    ------------
INTEREST EXPENSE:
Interest expense on:
    Deposits                                                   11,418,289       7,754,391       8,585,202
    Borrowings                                                  8,293,015       9,290,862       9,480,985
    Long-term debt                                              1,826,092       1,368,591       1,295,928
                                                             ------------    ------------    ------------
Total interest expense                                         21,537,396      18,413,844      19,362,115
                                                             ------------    ------------    ------------

NET INTEREST INCOME                                            36,309,697      37,347,809      31,451,882
PROVISION FOR LOAN LOSSES                                         360,000         330,000         270,000
                                                             ------------    ------------    ------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                            35,949,697      37,017,809      31,181,882
                                                             ------------    ------------    ------------
NONINTEREST INCOME:
    Service charges on accounts                                 5,258,385       5,149,878       4,592,540
    Other income                                                  155,667         137,136         131,805
    Loan service charges and other fees                            75,167         105,828          85,759
    (Loss) Gain on disposal/sale of fixed assets                   (6,769)         46,080        (115,658)
    Gain on sale of loans and real estate owned                         0             229         495,831
    Gain on sale of investment securities                               0         682,880         285,846
    Gain on sale of real estate held for development                    0               0         600,780
    Real estate owned operations, net                                   0          (4,586)        (20,365)
                                                             ------------    ------------    ------------
Total noninterest income                                        5,482,450       6,117,445       6,056,538
                                                             ------------    ------------    ------------
NONINTEREST EXPENSE:
    Salaries and employee benefits                             18,012,670      16,877,722      15,512,202
    Occupancy and equipment                                     5,587,270       5,383,883       5,399,414
    Purchased services                                          2,810,218       2,850,118       2,841,868
    Professional fees                                             754,127         662,180         654,197
    Amortization of core deposit intangible                       716,208         716,208         272,802
    Office supplies                                               669,130         573,447         673,356
    Other expenses                                                632,481         588,887         802,241
    Telecommunications                                            456,107         303,586         345,140
    Advertising                                                   429,263         429,093         469,070
                                                             ------------    ------------    ------------
Total noninterest expense                                      30,067,474      28,385,124      26,970,290
                                                             ------------    ------------    ------------

INCOME BEFORE INCOME TAXES                                     11,364,673      14,750,130      10,268,130

INCOME TAXES                                                    4,646,441       5,981,901       4,066,716
                                                             ------------    ------------    ------------

NET INCOME                                                   $  6,718,232    $  8,768,229    $  6,201,414
                                                             ============    ============    ============

BASIC EARNINGS PER COMMON SHARE                              $       1.03    $       1.35    $       0.96
                                                             ============    ============    ============
DILUTED EARNINGS PER COMMON SHARE                            $       1.03    $       1.34    $       0.95
                                                             ============    ============    ============
DIVIDENDS DECLARED PER COMMON SHARE                          $       0.12    $       0.12    $       0.12
                                                             ============    ============    ============

Weighted average common shares outstanding                      6,504,143       6,495,218       6,476,938
Potential dilutive effect of the exercise of stock options         16,495          34,251          37,996
                                                             ------------    ------------    ------------
Adjusted weighted average common shares outstanding             6,520,638       6,529,469       6,514,934
                                                             ============    ============    ============